SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                    Date of Report
                    (Date of earliest
                    event reported):        November 16, 1999


                           WELLINGTON PROPERTIES TRUST
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Maryland                         0-25074                     39-6594066
---------------                 ----------------             -----------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                18650 West Corporate Drive, Brookfield, Wisconsin
      --------------------------------------------------------------------
       53045 (Address of principal executive offices, including zip code)


                                 (414) 792-8900
                        ---------------------------------
                         (Registrant's telephone number)

Item 2.   Acquisition or Disposition of Assets.
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          On November  16, 1999,  Wellington  Properties  Trust (the  "Company")
completed the sale of its 304-unit apartment community in Madison, Wisconsin to The Shelard Group, Inc. The negotiated purchase price for the property was
$16,700,000,   which  figure   includes  the  assumption  by  the  purchaser  of
outstanding mortgage indebtedness on the property of $12,629,744.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                     (10.1) Purchase  Agreement,  dated  as  of  July  2,  1999, between  Maple Grove  Apartment  Home,  Inc. and The
                            Shelard  Group,  Inc.  Filed on August  11,  1999 as
                            Exhibit 10.16 to the Company's Registration Statement on Form SB-2 (Reg. No. 333-84953) and incorporated herein by reference.



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

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WELLINGTON PROPERTIES TRUST


Dated:  November 23, 1999           By:  /s/ Robert F. Rice
                                         --------------------------------------
                                         Robert F. Rice
                                         President



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

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number
-------

(10.1) Purchase Agreement, dated as of July 2, 1999, between Maple Grove Apartment Home, Inc. and The Shelard Group, Inc. Filed on August 11, 1999 as Exhibit 10.16 to the Company's Registration Statement on Form SB-2 (Reg. No. 333-84953) and incorporated herein by reference.


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